UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)
Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9100 South Dadeland Blvd., Ste. 1100, Miami, Florida	33156
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2024, International Money Express, Inc. (the “Company”), through its wholly owned subsidiary, Intermex Holdings, Inc. (“Intermex”), entered into an amended and restated employment agreement (the “Employment Agreement”) with Robert Lisy effective as of January 1, 2024, pursuant to which Mr. Lisy will continue to provide services as the President and Chief Executive Officer of Intermex and the Company.

The Employment Agreement is materially the same as the prior employment agreement with Mr. Lisy except for the changes outlined below:

•	The term of the Employment Agreement was extended for four years until December 31, 2027 (with automatic one year extensions subject to 90 days’ written notice of non-renewal by either party).
•
Under the Employment Agreement, Mr. Lisy’s annual base salary for calendar year 2024 will remain $1,000,000, but shall increase to an annual rate of $1,050,000 on January 1, 2025, $1,102,500 on January 1, 2026, and $1,157,625 on January 1, 2027, as long as Mr. Lisy remains employed with the Company through that time.

•
The Employment Agreement continues to provide that Mr. Lisy shall have the opportunity to earn a performance based bonus with a target annual bonus opportunity of 125% of his then-current base salary, based on achievement of certain EBITDA results.

•
The Employment Agreement also provides that Mr. Lisy shall, subject to his continued employment, receive no later than March 15 of each year during the term of the Employment Agreement, a grant of restricted stock and a grant of performance stock units under the Company’s long term incentive program, each with an aggregate grant date fair value of $2,100,000, in 2024, $2,225,000, in 2025, $2,337,500, in 2026, and as determined by the Compensation Committee, but no less than $2,337,500, in 2027, each as computed in accordance with U.S. GAAP. The vesting terms and performance goals will be determined by the Compensation Committee at the time of grant of the awards under the Company’s 2020 Omnibus Equity Compensation Plan in the first quarter of the applicable year.

The foregoing description of the Employment Agreement is intended only as a summary and is qualified in its entirety by reference to the actual terms of the Employment Agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: February 29, 2024	By:	/s/ Andras Bende
	Name:	Andras Bende
	Title:	Chief Financial Officer